                                                                   EXHIBIT 10.48



                             STOCKHOLDERS AGREEMENT
                             ----------------------

     This STOCKHOLDERS AGREEMENT is dated as of December 18, 1997, by and among Sealy Corporation, a Delaware corporation (the "Company"); Bain Capital Fund V,
                                                -------
L.P. ("Bain Fund V"); Bain Capital Fund V-B, L.P. ("Bain Fund V-B"); BCIP
       -----------                                  -------------
Associates ("BCIP"); BCIP Trust Associates, L.P. ("BCIP Trust"); Harvard Private
             ----                                  ----------
Capital Holdings, Inc. ("Harvard");Sealy Investors 1, LLC ("SILLC 1"); Sealy
                         -------                            -------
Investors 2, LLC ("SILLC 2"); Sealy Investors 3, LLC ("SILLC 3"); Zell/Chilmark
                   -------                             -------
Fund, L.P. ("Zell"); and Randolph Street Partners II ("Randolph").
             ----                                      --------

     On October 30, 1997, the Company, Sandman Merger Corporation, a transitory Delaware merger corporation ("Sandman"), and Zell entered into an Agreement and
                              -------
Plan of Merger (the "Merger Agreement") pursuant to which, simultaneous with the
                     ----------------
execution of this Agreement, Sandman merged with and into the Company (such merger, the "Merger") with the Company as the surviving corporation.
             ------

     Immediately prior to the execution of this Agreement, Bain Fund V, Bain Fund V-B, BCIP, BCIP Trust, Harvard, SILLC 1, SILLC 2, SILLC 3 and Randolph purchased a number of shares of Sandman's common stock ("Sandman Shares")
                                                         --------------
pursuant to a Subscription Agreement, dated as of the date hereof, by and among such Persons (as defined below) and Sandman.

     In connection with the Merger (i) certain shares of the Company's preferred stock owned by Zell have been converted into a Junior Subordinated Promissory Note and a number of shares of the Company's Common Stock and (ii) the Sandman Shares have been converted into a number of shares of the Company's Common Stock.

     The Company and the Stockholders (as defined below) desire to enter into this Agreement for the purposes, among others, of (i) establishing the composition of the Board (as defined below), (ii) assuring continuity in the management and ownership of the Company and (iii) limiting the manner and terms by which the Stockholder Shares (as defined below) may be transferred.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1.  Definitions.  As used herein, the following terms shall have the
         -----------
following meanings:

     "Affiliate" means, when used with reference to a specified Person, any
      ---------
Person that directly or indirectly controls or is controlled by or is under common control with the specified Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise). With respect to any Person who is an individual, "Affiliates" shall also include, without limitation, any member of such individual's Family Group. Notwithstanding the foregoing, for purposes of this Agreement, any Person who is an administrative member of a limited liability company and who owns less than 10% of such limited liability company's membership interests shall not be deemed to be an Affiliate of such limited liability company.

     "Bain Fund" means any of Bain Fund V, Bain Fund V-B, BCIP, BCIP Trust, or
      ---------
Randolph.

     "Bain Investor" means any Bain Fund or any of their respective Permitted
      -------------
Transferees.

     "Bain Shares" means all Stockholder Shares issued or issuable to any Bain
      -----------
Investor.

     "Board" means the Company's board of directors.
      -----

     "Class A Common" means the Company's Class A Common Stock, par value $.01
      --------------
per share.

     "Class B Common" means the Company's Class B Common Stock, par value $.01
      --------------
per share.

     "Class L Common" means the Company's Class L Common Stock, par value $.01
      --------------
per share.

     "Class M Common" means the Company's Class M Common Stock, par value $.01
      --------------
per share.

     "Common Stock" means collectively Class A Common, Class B Common, Class L
      ------------
Common, Class M Common and any other common stock authorized by the Company.

     "Family Group" means, with respect to any Person who is an individual, (i)
      ------------
such Person's spouse, former spouse and descendants (whether natural or adopted), parents and their descendants and any spouse of the foregoing persons (collectively, "relatives") or (ii) the trustee, fiduciary or personal representative of such Person and any trust solely for the benefit of such Person and/or such Person's relatives.

     "Harvard Investor" means any of Harvard or any of its Permitted
      ----------------
Transferees.

     "Harvard Shares" means all Stockholder Shares issued or issuable to any
      --------------
Harvard Investor.

     "Investor" means any Bain Investor, any Harvard Investor or any SILLC
      --------
Investor.

     "Investors" means collectively the Bain Investors, the Harvard Investors
      ---------
and the SILLC Investors.

     "Investor Shares" means all Stockholder Shares issued or issuable to any
      ---------------
Investor.

     "Permitted Transferee" has the meaning set forth in Section 4(e)(ii)
      --------------------
hereof.

     "Person" means an individual, a partnership, a corporation, a limited
      ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity or any department, agency or political subdivision thereof or any other entity or organization.

     "Public Offering" means an underwritten public offering and sale of the
      ---------------
Common Stock pursuant to an effective registration statement under the Securities Act; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

     "Public Sale" means any sale of Stockholder Shares to the public pursuant
      -----------
to an offering registered under the Securities Act or to the public pursuant to the provisions of Rule 144 (or any similar rule or rules then in effect) under the Securities Act.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities Act" means the Securities Act of 1933, as amended.
      --------------

     "SILLC Investor" means any of SILLC 1, SILLC 2, SILLC 3 or any of their
      --------------
respective Permitted Transferees.

     "SILLC Shares" means all Stockholder Shares issued or issuable to any SILLC
      ------------
Investor.

     "Stockholder" means any of the Stockholders.
      -----------

     "Stockholder Shares" means (i) all shares of Common Stock held, directly or
      ------------------
indirectly, by the Stockholders, and (ii) all equity securities issued or issuable directly or indirectly with respect to any Common Stock referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been Transferred in a Public Sale.

     "Stockholders" means collectively the Investors and the Zell Holders.
      ------------

     "Subsidiary" means, with respect to any Person, any corporation,
      ----------
partnership, limited liability company, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director, managing member, manager or a general partner of such partnership, limited liability company, association or other business entity.

     "Transfer" means any voluntary or involuntary, direct or indirect sale,
      --------
transfer, conveyance, assignment, pledge, hypothecation, gift, delivery or other disposition. Notwithstanding the foregoing, the conversion by any Stockholder of any shares of any class of Common Stock into any other class of Common Stock shall not be deemed a "Transfer" for purposes of this Agreement, provided that such Stockholder continues to own such converted shares immediately after such conversion.

     "Unaffiliated Third Party" means any Person who, immediately prior to the
      ------------------------
contemplated transaction, (i) is not a Person who directly or indirectly owns in excess of 5% of the outstanding shares of Common Stock on a fully-diluted basis (a "5% Owner"), (ii) is not controlling, controlled by or under common control
    --------
with any such 5% Owner and (iii) is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other Persons.

     "Zell Holder" means any of Zell or any of its Permitted Transferees.
      -----------

     "Zell Shares" means all Stockholder Shares issued or issuable to any Zell
      -----------
Holder.

     2.  Board of Directors.
         ------------------

     (a) To the extent permitted by law, each Stockholder shall vote all voting securi ties of the Company over which such Stockholder has voting control, and shall take all other necessary or desirable actions within such Stockholder's control (whether in such Stockholder's capacity as a stockholder, director, member of a board committee or officer of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and shareholder meetings), so that:

          (i) the authorized number of directors of the Board shall be seven;

          (ii) holders of record of a majority of the Bain Shares entitled to vote for directors of the Board will designate three (3) of the seven total directors of the Board (each a "Bain Director") (the three Bain Directors
                                     -------------
     shall initially be Joshua Bekenstein, Paul Edgerley and Michael Krupka);

          (iii) prior to the consummation of an initial Public Offering, so long as Harvard and its Affiliates (and not any of their respective assigns) own at least 5% of the outstanding shares of Common Stock, Harvard and its Affiliates who own Stockholder Shares (and not any of their respective assigns) will designate one of the seven total directors of the Board (the "Harvard Director") (the Harvard Director shall initially be
                 ----------------
     John M. Sallay);

          (iv) any director designated pursuant to clause (ii) or (iii) above shall be removed from the Board or any committee thereof (with or without cause) at the written request of the Stockholder or Stockholders which have the right to designate such director hereunder, but only upon such written request and under no other circumstances (in each case, determined on the basis specified in clause (ii) or (iii) above, as the case may be);

          (v) in the event that any director designated hereunder for any reason ceases to serve as a member of the Board or any committee thereof during such director's term of office, the resulting vacancy on the Board or committee shall be filled by a director designated by the Stockholders referred to in clause (ii) or (iii) above, as the case may be;

          (vi) at the Board's election, the composition of the board of directors (or any similar governing body) of any of the Company's Subsidiaries shall be the same as the Board; and

          (vii)  no executive committee of the Board shall have the authority to
     (1) declare dividends of the Company, (2) authorize the issuance of capital stock of the Company (other than to directors, officers or employees of the Company and its Subsidiaries pursuant to benefit plans), (3) authorize the execution by the Company of any merger, consolidation or recapitalization agreement or any agreement to sell all or substantially all of the assets of the Company, (4) authorize the refinancing of any of the material indebtedness for borrowed money of the Company and its Subsidiaries, (5) authorize any material acquisition of another Person or substantially all of the assets of another Person, (6) authorize the creation of any material Subsidiary of the Company which is not directly or indirectly wholly-owned by the Company, or (7) authorize capital expenditures individually or in the aggregate during any applicable period $10 million in excess of the capital expenditures provided for in the applicable budget or budgets of the Company and its Subsidiaries approved by the Board. For purposes of this clause (vii), the terms "material" and "materially" shall refer to an amount or a valuation in excess of $50 million.

     (b) The Company shall reimburse the directors of the Board for all reasonable out-of-pocket expenses borne by such directors in connection with the performance of their duties as directors of the Company. In addition, the Company shall pay such additional compensation to the directors of the Company who are not employees of the Company or any of its Subsidiaries or any Stockholder or any Affiliate of any Stockholder as the Board so determines.

     (c) If any party fails to designate in writing a representative to fill a director position pursuant to the terms of this Section 2, the election of a Person to such director position shall be accomplished in accordance with the Company's Certificate of Incorporation and by-laws and applicable law. In the event that, at any time, any provision of the Company's Certificate of Incorporation or by-laws is inconsistent with the requirements of any provision of this Section 2, the Stockholders shall take such action as may be necessary to amend any such provision in the Company's Certificate of Incorporation or by-laws, as the case may be, to conform with such requirements.

     3.   Conflicting Agreements.  Each Stockholder represents that such
          ----------------------
Stockholder has not granted and is not a party to any proxy, voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement, and no holder of Stockholder Shares shall grant any proxy or become party to any voting trust or other agreement which is inconsistent with or conflicts with the provisions of this Agreement.

     4.   Restrictions on Transfer of Stockholder Shares.
          ----------------------------------------------

     (a)  General Restrictions.
          --------------------

          (i) Prior to the earlier of (x) the tenth anniversary of the date hereof and (y) the first day after the period commencing on the date hereof and ending on the day the Company's financial statements are filed with the SEC for the first full fiscal quarter after the Company issues any securities to the public pursuant to a filing with the SEC, subject to
     Section 7 hereof, a Zell Holder may Transfer Stockholder Shares only (A) if such Zell Holder is exercising a tag-along right granted to such Zell Holder pursuant to Section 4(d), then to any Person, provided, that such
                                                          --------
     Person shall have complied with the requirements of Section 4(e)(ii), or
     (B) pursuant to the terms of Section 5.

          (ii) On or after the earlier of (x) the tenth anniversary of the date hereof and (y) the first day after the period commencing on the date hereof and ending on the day the Company's financial statements are filed with the SEC for the first full fiscal quarter after the Company issues any securities to the public pursuant to a filing with the SEC, subject to
     Section 7 hereof, a Zell Holder may Transfer Stockholder Shares only (A) in Public Sales, (B) if such Zell Holder has complied with the terms and requirements of Section 4(c) or if such Zell Holder is exercising a tag-along right granted to such Zell Holder pursuant to Section 4(d), then to any Person, provided, that such Person shall have complied with the
                 --------
     requirements of Section 4(e)(ii), or (C) pursuant to the terms of Section
     5.

          (iii) Subject to Section 7 hereof, an Investor may Transfer Stockholder Shares only (A) in Public Sales, (B) if such Investor has complied with the terms and requirements of Sections 4(b), 4(c) and 4(d), to the extent applicable, or if such Investor is exercising a tag-along right granted to such Investor pursuant to Section 4(d), then to any Person, provided, that such Person shall have complied with the requirements of
     --------
     Section 4(e)(ii), or (C) pursuant to the terms of Section 5.

          (b) Right of First Offer granted to Harvard.  Subject to Section
              ---------------------------------------
4(e)(i) (all terms defined in this Section 4(b) shall be for purposes of this Section 4(b) only):

          (i) If at any time any Bain Investor (a "Selling Holder") proposes to
                                                   --------------
     Transfer any Stockholder Shares (other than pursuant to a Public Sale, or pursuant to the terms of Section 5), then such Selling Holder will, not fewer than fifteen (15) business days prior to making such Transfer, give notice (the "Proposed Transfer Notice") to Harvard and its Affiliates who
                   ------------------------
     then own Stockholder Shares (and not any of their respective assigns) and to the Company specifying the Stockholder Shares proposed to be Transferred (the "Offered Shares").
           --------------

          (ii) At any time within ten (10) business days after delivery of the Proposed Transfer Notice (the "Exercise Period") Harvard and its Affiliates
                                    ---------------
     who then own Stockholder Shares (and not any of their respective assigns) (the "Offering Holder") may notify the Selling Holder and the Company in
           ---------------
     writing of their offer (the "Offer") to purchase all of the Offered Shares
                                  -----
     and the price (the "Offered Price") and the other terms and conditions upon
                         -------------
     which such Offering Holder proposes to purchase such Offered Shares (such offer must be solely for cash) (the "Offer Notice"). The Offer Notice will
                                          ------------
     constitute an irrevocable offer by the Offering Holder to acquire the Offered Shares from the Selling Holder at the Offered Price and on the terms specified in the Offer Notice.

          (iii) At any time during the 60 day period commencing upon the expiration of the Exercise Period, the Selling Holder may

                (A) if an Offer Notice has been delivered to the Selling Holder during the applicable Exercise Period, then (x) deliver notice to the Offering Holder accepting the applicable Offer (the "Acceptance
                                                               ----------
          Notice") or (y) provided the Selling Holder has also complied with any applicable provisions of Section 4(d) and no transferee is an Affiliate of the Selling Holder, Transfer all (unless reduced pursuant to the exercise of rights granted to other Stockholders in Section 4(d)) of the Offered Shares, at a price which is greater than the price specified in the Offer Notice and on other terms and conditions which are not in the aggregate more favorable to the transferee thereof than those specified in the Offer Notice, to any Person(s), or

               (B) if an Offer Notice has not been delivered to the Selling Holder during the applicable Exercise Period, then, provided the Selling Holder has also complied with any applicable provisions of
          Section 4(d) and no transferee is an Affiliate of the Selling Holder, Transfer all (unless reduced pursuant to the exercise of rights granted to other Stockholders in Section 4(d)) of the Offered Shares to any Person(s).

          (iv) Upon the proper delivery of an Acceptance Notice, the Offering Holder and the Selling Holder shall be firmly bound to consummate the purchase and sale of the Offered

     Shares in accordance with the terms hereof and the applicable Proposed Transfer Notice, Offer Notice and Acceptance Notice. Subject to the provisions hereof, within sixty (60) days after the Offering Holder's receipt of the applicable Acceptance Notice, the Offering Holder shall purchase and the Selling Holder shall sell all of the Offered Shares at a mutually agreeable time and place (the "Offered Shares Closing").
                                             ----------------------


          (v) At the Offered Shares Closing, the Selling Holder shall deliver to the Offering Holder certificates representing the Offered Shares to be purchased by the Offering Holder, duly endorsed with signature guaranteed, and the Offering Holder shall deliver to the Selling Holder the Offered Price by wire transfer of immediately available funds to an account designated by such Selling Holder.

          (vi) Any Offered Shares not transferred within the applicable time periods specified above will again be subject to the provisions of this
     Section 4(b) upon any subsequent proposed Transfer.

          (vii) The provisions of this Section 4(b) shall terminate upon the earlier of (x) the consummation of an initial Public Offering or (y) the date upon which Harvard and its Affiliates (and not any of their respective assigns) cease to own at least 5% of the outstanding shares of Common Stock.

          (c) Right of First Offer granted to the Company and the Bain
              --------------------------------------------------------
Investors. Subject to Section 4(e)(i) (all terms defined in this Section 4(c) shall be for purposes of this Section 4(c) only):

          (i) If at any time any Harvard Investor, any SILLC Investor or any Zell Holder (a "Selling Holder") proposes to Transfer any Stockholder
                     --------------
     Shares (other than pursuant to a Public Sale, or pursuant to the terms of
     Section 5), then such Selling Holder will, not fewer than twenty (20) business days prior to making such Transfer, give notice (the "Proposed
                                                                     --------
     Transfer Notice") to the Bain Investors and to the Company specifying the
     ---------------
     Stockholder Shares proposed to be Transferred (the "Offered Shares").
                                                         --------------

          (ii) At any time within eight (8) business days after delivery of the Proposed Transfer Notice (the "Company Exercise Period") the Company may
                                    -----------------------
     notify the Selling Holder and the Bain Investors in writing of its offer (the "Company Offer") to purchase all of the Offered Shares and the price
           -------------
     (the "Company Offered Price") and the other terms and conditions upon which
           ---------------------
     the Company proposes to purchase such Offered Shares (such offer must be solely for cash) (the "Company Offer Notice"). The Company Offer Notice
                            --------------------
     will constitute an irrevocable offer, subject to financing, by the Company to acquire the Offered Shares from the Selling Holder at the Company Offered Price and on the terms specified in the Company Offer Notice.

          (iii) If the Company has not delivered a Company Offer Notice or if holders of a majority of the Bain Shares then outstanding (collectively, the "Bain Offering Holder") desire to offer a price in excess of the
          --------------------
     Company Offered Price for the Offered Shares, then,
     at any time during the eight (8) business day period commencing upon the expiration of the Company Exercise Period (the "Bain Exercise Period"), the
                                                     --------------------
     Bain Offering Holder may notify the Selling Holder and the Company in writing of their offer (the "Bain Offer") to purchase all of the Offered
                                  -----------
     Shares and the price (the "Bain Offered Price") and the other terms and
                                -------------------
     conditions upon which the Bain Offering Holder proposes to purchase such Offered Shares (such offer must be solely for cash) (the "Bain Offer
                                                               ----------
     Notice"). The Bain Offer Notice will constitute an irrevocable offer by
     -------
     the Bain Offering Holder to acquire the Offered Shares from the Selling Holder at the Bain Offered Price and on the terms specified in the Bain Offer Notice.

          (iv) At any time during the 60 day period commencing upon the expiration of the Bain Exercise Period, the Selling Holder may

               (A) if a Company Offer Notice has been delivered to the Selling Holder during the applicable Company Exercise Period and a Bain Offer Notice has not been delivered to the Selling Holder during the applicable Bain Exercise Period, then (x) deliver notice to the Company accepting the applicable Company Offer (an "Acceptance
                                                              ----------
          Notice") or (y) provided the Selling Holder has also complied with any applicable provisions of Section 4(d) and no transferee is an Affiliate of the Selling Holder, Transfer all (unless reduced pursuant to the exercise of rights granted to other Stockholders in Section 4(d)) of the Offered Shares, at a price which is greater than the price specified in the Company Offer Notice and on other terms and conditions which are not in the aggregate more favorable to the transferee thereof than those specified in the Company Offer Notice, to any Person(s), or

               (B) if a Bain Offer Notice has been delivered to the Selling Holder during the applicable Bain Exercise Period, then (x) deliver notice to the Bain Offering Holder accepting the applicable Bain Offer (also, an "Acceptance Notice") or (y) provided the Selling Holder has
                     -----------------
          also complied with any applicable provisions of Section 4(d) and no transferee is an Affiliate of the Selling Holder, Transfer all (unless reduced pursuant to the exercise of rights granted to other Stockholders in Section 4(d)) of the Offered Shares, at a price which is greater than the price specified in the Bain Offer Notice and on other terms and conditions which are not in the aggregate more favorable to the transferee thereof than those specified in the Bain Offer Notice, to any Person(s), or

               (C) if a Company Offer Notice has not been delivered to the Selling Holder during the applicable Company Exercise Period and a Bain Offer Notice has not been delivered to the Selling Holder during the applicable Bain Exercise Period, then, provided the Selling Holder has also complied with any applicable provisions of Section 4(d) and no transferee is an Affiliate of the Selling Holder, Transfer all (unless reduced pursuant to the exercise of rights granted to other Stockholders in Section 4(d)) of the Offered Shares to any Person(s).

          (v) Upon the proper delivery of an Acceptance Notice, the Company or the Bain Offering Holder, as the case may be, and the Selling Holder shall be firmly bound (in the case of the Company, subject to financing but only so long as such financing is obtained within 30 days after receipt of the applicable Acceptance Notice) to consummate the purchase and sale of the Offered Shares in accordance with the terms hereof and the applicable Proposed Transfer Notice, Company or Bain Offer Notice, as the case may be, and Acceptance Notice. Subject to the provisions hereof, within sixty (60) days after the Company's or the Bain Offering Holder's, as the case may be, receipt of the applicable Acceptance Notice, the Company or the Bain Offering Holder, as the case may be, shall purchase and the Selling Holder shall sell all of the Offered Shares at a mutually agreeable time and place (the "Offered Shares Closing").
           ----------------------

          (vi) At the Offered Shares Closing, the Selling Holder shall deliver to the Company or the Offering Holder, as the case may be, certificates representing the Offered Shares to be purchased by the Company or the Bain Offering Holder, as the case may be, duly endorsed with signature guaranteed, and the Company or the Bain Offering Holder, as the case may be, shall deliver to the Selling Holder the Offered Price by wire transfer of immediately available funds to an account designated by such Selling Holder.

          (vii) Any Offered Shares not Transferred within the applicable time periods specified above will again be subject to the provisions of this
     Section 4(c) upon any subsequent proposed Transfer.

          (viii) The provision of this Section 4(c) shall terminate upon the consummation of an initial Public Offering.

          (d)  Tag Along Rights.
               ----------------

          (i) Tag Along Rights in the event of certain Transfers by the Bain
              --------------------------------------------------------------
     Investors. Subject to Section 4(e)(i), at least 10 business days prior to
     ---------
     the Transfer (or series of Transfers) by any of the Bain Investors (collectively, the "Bain Transferring Stockholder") of any Bain Shares
                         -----------------------------
     representing more than 10% of the outstanding Bain Shares to a Person that is not an Affiliate of any Bain Transferring Stockholder (other than pursuant to a Public Sale, pursuant to the terms of Section 5, a Transfer to any Harvard Investor pursuant to the terms of Section 4(b), or a Transfer by any limited partner of any of the Bain Funds), the Bain Transferring Stockholder shall deliver a written notice (the "Bain Sale
                                                                   ---------
     Notice") to the Harvard Investors and the SILLC Investors (collectively,
     ------
     the "HS Other Investors") and to the Company, specifying in reasonable
          ------------------
     detail the identity of the prospective transferee(s), the class and the number of the Stockholder Shares to be Transferred, and the other material terms and conditions of such contemplated Transfer; provided, that such
                                                         --------
     Bain Sale Notice may only be delivered after the applicable Exercise Period referred to in Section 4(b) has expired or been waived. Any of the HS Other Investors may elect to participate in such contemplated Transfer by delivering written notice to the Bain Transferring Stockholder within 5 business days after its receipt of the Bain Sale Notice. If any of the HS Other Investors elects to participate in such Transfer, each of the Bain Transferring Stockholder and such HS Other Investors shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, a number of each class of Stockholder Shares to be Transferred equal to the product of (x) the quotient determined by dividing the percentage of such class of Stockholder Shares owned by such Stockholder by the aggregate percentage of such class of Stockholder Shares owned by the Stockholders (including the Bain Transferring Stockholder) participating in such contemplated Transfer and
     (y) the aggregate number of Stockholder Shares of such class to be sold in such contemplated Transfer. Each Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(i) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer and shall take all necessary and desirable actions as reasonably directed by the Bain Transferring Stockholder in connection with the consummation of such Transfer, including without limitation executing the applicable purchase agreement; provided, that, notwithstanding the foregoing, each Stockholder
                --------
     Transferring Stockholder Shares pursuant to this Section 4(d)(i) shall only be responsible for its pro rata share (based upon the number of Stockholder Shares to be Transferred) of any indemnification obligations of all such Stockholders in connection with such Transfer.

          (ii) Tag Along Rights in the event of certain Transfers by the SILLC
               ---------------------------------------------------------------
     Investors. Subject to Section 4(e)(i), at least 10 business days prior to
     ---------
     the Transfer (or series of Transfers) by any of the SILLC Investors (collectively, the "SILLC Transferring Stockholder") of any SILLC Shares
                         ------------------------------
     representing more than 10% of the outstanding SILLC Shares to a Person that is not an Affiliate of any SILLC Transferring Stockholder (other than pursuant to a Public Sale, pursuant to the terms of Section 5, or a Transfer to the Company or any Bain Investor pursuant to the terms of
     Section 4(c)), the SILLC Transferring Stockholder shall deliver a written notice (the "SILLC Sale Notice") to the Harvard Investors and the Bain
                  -----------------
     Investors (collectively, the "HB Other Investors") and to the Company,
                                   ------------------
     specifying in reasonable detail the identity of the prospective transferee(s), the class and the number of the Stockholder Shares to be Transferred, and the other material terms and condi tions of such contemplated Transfer; provided, that such SILLC Sale Notice may only be
                            --------
     delivered after the applicable Bain Exercise Period referred to in Section 4(c) has expired or been waived. Any of the HB Other Investors may elect to participate in such contemplated Transfer by delivering written notice to the SILLC Transferring Stockholder within 5 business days after its receipt of the SILLC Sale Notice. If any of the HB Other Investors elects to participate in such Transfer, each of the SILLC Transferring Stockholder and such HB Other Investors shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, a number of each class of Stockholder Shares to be Transferred equal to the product of (x) the quotient determined by dividing the percentage of such class of Stockholder Shares owned by such Stockholder by the aggregate percentage of such class of Stockholder Shares owned by the Stockholders (including the SILLC Transferring Stockholder) participating in such contemplated Transfer and
     (y) the aggregate number of Stockholder Shares of such class to be sold in such contemplated Transfer. Each Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(ii) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer and shall take all necessary and desirable actions as reasonably directed by the SILLC Transferring Stockholder in connection with the consummation of such Transfer, including without limitation executing the applicable purchase agreement; provided,
                                                                     --------
     that, notwithstanding the foregoing, each Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(ii) shall only be responsible for its pro rata share (based upon the number of Stockholder Shares to be Transferred) of any indemnification obligations of all such Stockholders in connection with such Transfer.

          (iii)  Tag Along Rights in the event of certain Transfers by the
                 ---------------------------------------------------------
     Harvard Investors. Subject to Section 4(e)(i), at least 10 business days
     -----------------
     prior to the Transfer (or series of Transfers) by any of the Harvard Investors (collectively, the "Harvard Transferring Stockholder") of any
                                   --------------------------------
     Harvard Shares representing more than 10% of the outstanding Harvard Shares to a Person that is not an Affiliate of any Harvard Transferring Stockholder (other than pursuant to a Public Sale, pursuant to the terms of
     Section 5, or a Transfer to the Company or any Bain Investor pursuant to the terms of Section 4(c)), the Harvard Transferring Stockholder shall deliver a written notice (the "Harvard Sale Notice") to the SILLC Investors
                                    -------------------
     and the Bain Investors (collectively, the "SB Other Investors") and to the
                                                ------------------
     Company, specifying in reasonable detail the identity of the prospective transferee(s), the class and the number of the Stockholder Shares to be Transferred, and the other material terms and conditions of such contemplated Transfer; provided, that such Harvard Sale Notice may only be
                            --------
     delivered after the applicable Bain Exercise Period referred to in Section 4(c) has expired or been waived. Any of the SB Other Investors may elect to participate in such contemplated Transfer by delivering written notice to the Harvard Transferring Stockholder within 5 business days after its receipt of the Harvard Sale Notice. If any of the SB Other Investors elects to participate in such Transfer, each of the Harvard Transferring Stockholder and such SB Other Investors shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, a number of each class of Stockholder Shares to be Transferred equal to the product of
     (x) the quotient determined by dividing the percentage of such class of Stockholder Shares owned by such Stockholder by the aggregate percentage of such class of Stockholder Shares owned by the Stockholders (including the Harvard Transferring Stockholder) participating in such contemplated Transfer and (y) the aggregate number of Stockholder Shares of such class to be sold in such contemplated Transfer. Each Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(iii) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer and shall take all necessary and desirable actions as reasonably directed by the Harvard Transferring Stockholder in connection with the consummation of such Transfer, including without limitation executing the applicable purchase agreement; provided, that, notwithstanding the foregoing, each
                         --------
     Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(iii) shall only be responsible for its pro rata share (based upon the number of Stockholder Shares to be Transferred) of any indemnification obligations of all such Stockholders in connection with such Transfer.

          (iv) Tag Along Rights granted to the Zell Holders.  Subject to Section
               --------------------------------------------
     4(e)(i), at least 10 business days prior to the Transfer (or series of related Transfers) by one or more of the Investors (collectively, the "Transferring Stockholder") of any
                                          -------------------------
     Stockholder Shares representing more than a majority of the voting Stockholder Shares then owned by all Investors to an Unaffiliated Third Party (other than pursuant to a Public Sale, pursuant to the terms of
     Section 5, a Transfer to Harvard or any of its Affiliates pursuant to the terms of Section 4(b), or a Transfer to the Company or any Bain Investor pursuant to the terms of Section 4(c)), the Transferring Stockholder shall deliver a written notice (the "Sale Notice") to the Zell Holders and to
                                    -----------
     the Company, specifying in reasonable detail the identity of the prospective transferee(s), the class and the number of the Stockholder Shares to be Transferred, and the other material terms and conditions of such contemplated Transfer. Any of the Zell Holders may elect to participate in such contemplated Transfer by delivering written notice to the Transferring Stockholder within 5 business days after its receipt of the Sale Notice. If any of the Zell Holders elects to participate in such Transfer, each of the Transferring Stockholder and such Zell Holders shall be entitled to sell in such contemplated Transfer, at the same price and on the same terms, a number of each class of Stockholder Shares to be Transferred equal to the product of (x) the quotient determined by dividing the percentage of such class of Stockholder Shares owned by such Stockholder by the aggregate percentage of such class of Stockholder Shares owned by the Stockholders (including the Transferring Stockholder) participating in such contemplated Transfer and (y) the aggregate number of Stockholder Shares of such class to be sold in such contemplated Transfer. Each Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(iv) shall pay its pro rata share (based on the number of Stockholder Shares to be sold) of the expenses incurred by the Stockholders in connection with such Transfer and shall take all necessary and desirable actions as reasonably directed by the Transferring Stockholder in connection with the consummation of such Transfer, including without limitation executing the applicable purchase agreement; provided, that,
                                                             --------
     notwithstanding the foregoing, each Stockholder Transferring Stockholder Shares pursuant to this Section 4(d)(iv) shall only be responsible for its pro rata share (based upon the number of Stockholder Shares to be Transferred) of any indemnification obligations of all such Stockholders in connection with such Transfer.

          (v) For purposes of this Section 4(d), (x) Class A Common and Class B Common shall be deemed to be the same class of Stockholder Shares and (y) Class L Common and Class M Common shall be deemed to be the same class of Stockholder Shares; provided, however, that, notwithstanding the foregoing,
                         --------  -------
     Class B Common and Class M Common shall not be deemed voting Stockholder Shares for purposes of clause (iv) above.

          (vi) The provisions of this Section 4(d) shall terminate upon the consummation of an initial Public Offering; provided that, notwithstanding
                                                 --------
     the foregoing, Harvard Investors' rights pursuant to Section 4(d)(i) and the Bain Investors' rights pursuant to Section 4(d)(iii) shall continue to survive until Bain Fund V and Bain Fund V-B each has completed a distribution of all Stockholder Shares held by such Bain Funds to their respective partners.

          (e)  Permitted Transfers.
               -------------------

          (i) The restrictions contained in Sections 4(a), 4(b), 4(c) and 4(d) shall not apply with respect to any Transfer of Stockholder Shares by any Stockholder (A) in the case of an individual Stockholder, pursuant to applicable laws of descent and distribution or to any member of such Stockholder's Family Group, (B) in the case of a non-individual Stockholder, to its Affiliates, (C) in the case of any Bain Fund, after the earlier to occur of the second anniversary of the date hereof and the consummation of an initial Public Offering, to its partners in connection with a distribution of all the Stockholder Shares held by each such Bain Fund, (D) in the case of Zell to its partners in connection with a distribution of all the Stockholder Shares held by Zell and (E) in the case of any Regulated Stockholder (as such term is defined in Section 10) pursuant to Section 10(b)(i); provided, in each case, that any such
                                   --------
     transferee shall have complied with the requirements of Section 4(e)(ii).

          (ii) Prior to any proposed transferee's acquisition of Stockholder Shares pursuant to a Transfer permitted by Section 4(a)(i)(A), 4(a)(ii)(B) or 4(a)(iii)(B) or Section 4(e)(i), such proposed transferee must agree to take such Stockholder Shares subject to and to be fully bound by the terms of this Agreement applicable to such Stockholder Shares by executing a joinder to this Agreement substantially in the form attached hereto as Exhibit A and delivering such executed joinder to the Secretary of the
     ---------
     Company prior to the effectiveness of such Transfer (unless such Transfer is pursuant to applicable laws of descent and distribution, in which case, such executed joinder shall be delivered to the Secretary of the Company as soon as reasonably possible after such Transfer). All transferees acquiring Stockholder Shares and executing a joinder in compliance with this Section 4(e)(ii) are collectively referred to herein as "Permitted
                                                                   ---------
     Transferees".
     -----------

          (f) If (i) any Transfer of any membership interests of SILLC 1, SILLC 2 or SILLC 3 occurs (unless such Transfer is to any Affiliate or SILLC Investor, or such Transfer is by an administrative member), (ii) any Transfer of a majority interest in the residual equity securities of a Stockholder (other than SILLC 1, SILLC 2 or SILLC 3) owning Stockholder Shares occurs, or (iii) any Stockholder or Permitted Transferee Transfers Stockholder Shares to an Affiliate and an event occurs which causes such Affiliate to cease to be an Affiliate of such Stockholder or Permitted Transferee, such Transfer or event shall be deemed a Transfer of Stockholder Shares subject to all of the restrictions on Transfers of Stockholder Shares set forth in this Agreement, including without limitation, Sections 4 and 5 hereof.

          5.   Approved Sale.
               -------------

          (a) If the holders of a majority of the shares of voting Common Stock then outstanding (the "Approving Stockholders") approve a sale of all or
                       ----------------------
substantially all of the Company's assets determined on a consolidated basis or a sale of all (or, for accounting, tax or other reasons, substantially all) of the Company's outstanding capital stock (whether by merger, recapitalization, consolidation, reorganization, combination or otherwise) to an Unaffiliated Third Party or group of Unaffiliated Third Parties (each such sale, an "Approved
                                                                        --------
Sale"), then each holder of Stockholder Shares  will vote for, consent to and
----
raise no objections against such Approved Sale subject to the terms set forth below. In connection with any Stockholders exercising their rights under this
Section 5(a), such Stockholders shall send a written notice to all other Stockholders setting forth the principal terms of the proposed Approved Sale. If the Approved Sale is structured as (i) a merger or consolidation, each holder of Stockholder Shares will waive any dissenters' rights, appraisal rights or similar rights in connection with such merger or consolidation or (ii) a sale of stock, each holder of Stockholder Shares will agree to sell all of its Stockholder Shares and rights to acquire Stockholder Shares on the same terms and conditions as applicable to all of the Stockholder Shares held by the Approving Stockholders. Each holder of Stockholder Shares will take all necessary or desirable actions in connection with the consummation of the Approved Sale as reasonably requested by the Investors approving such Approved Sale including without limitation executing the applicable purchase agreement; provided, that, notwithstanding the
                                             --------
foregoing, each Stockholder Transferring Stockholder Shares pursuant to an Approved Sale shall only be responsible for its pro rata share (based upon the number of Stockholder Shares to be Transferred) of any indemnification obligations of all such Stockholders in connection with such Approved Sale.

          (b) Each Stockholder will bear their pro-rata share (based upon the number of shares sold) of the costs of any sale of Stockholder Shares pursuant to an Approved Sale to the extent such costs are incurred for the benefit of all holders of Stockholder Shares and are not otherwise paid by the Company or the acquiring party. Costs incurred by any Stockholder on their own behalf will not be considered costs of the transaction hereunder.

          6.   Financial Statements and Access to Information.
               ----------------------------------------------

          (a) Financial Statements.  The Company shall deliver to each
              --------------------
Stockholder who holds more than 5% of the then outstanding shares of Common
Stock:

          (i) within 60 days after the end of each quarterly accounting period in each fiscal year of the Company, unaudited consolidated statements of income and cash flows of the Company and its Subsidiaries for such quarterly period and unaudited consolidated balance sheets of the Company and its Subsidiaries as of the end of such quarterly period. Such financial statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, subject to the absence of footnote disclosures and to normal year-end adjustments; and

          (ii) within 120 days after the end of each fiscal year of the Company, audited consolidated statements of income and cash flows of the Company and its Subsidiaries for such fiscal year, and audited consolidated balance sheets of the Company and its Subsidiaries as of the end of such fiscal year. Such financial statement shall be prepared in accordance with generally accepted accounting principles, consistently applied.

          (b) Access to Information.  The Company shall permit any Stockholder
              ---------------------
who holds more than 5% of the then outstanding shares of Common Stock, during normal business hours and such other times as any such holder may reasonably request, to (i) visit and inspect any of the properties of the Company and its Subsidiaries, (ii) examine the corporate and financial records of the Company and its Subsidiaries and make copies thereof or extracts therefrom and (iii) discuss the affairs, finances and accounts of any such entities with any of the executive officers of the Company.

          7.   Legend; Additional Restriction on Transfer.
               ------------------------------------------

          (a) Each certificate or instrument evidencing Stockholder Shares and each certificate or instrument issued in exchange for or upon the Transfer of any Stockholder Shares (if such securities remain Stockholder Shares, each as defined herein after such Transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO A STOCKHOLDERS AGREEMENT DATED AS OF DECEMBER 18, 1997, BY AND AMONG THE ISSUER AND CERTAIN OF THE ISSUER'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST."

The legend set forth above regarding the Stockholders Agreement shall be removed from the certificates evidencing any securities which cease to be Stockholder Shares. Upon the request of any holder of Stockholder Shares, the Company shall remove the Securities Act legend set forth above from the certificate or certificates for such Stockholder Shares; provided, that such Stockholder Shares
                                          --------
are eligible for sale pursuant to Rule 144(k) (or any similar rule or rules then in effect) under the Securities Act.

          (b) No Stockholder may Transfer any Stockholder Shares (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel reasonably acceptable in form and substance to the Company (which counsel will be reasonably acceptable to the Company) that registration under the Securities Act is not required in connection with such Transfer. If such opinion of counsel reasonably acceptable in form and substance to the Company further states that no subsequent Transfer of such Stockholder Shares will require registration under the Securities Act, the Company will promptly upon such Transfer deliver new certificates for such securities which do not bear the Securities Act legend set forth in Section 7(a).

          8.   Transfers in Violation of Agreement.  Any Transfer or attempted
               -----------------------------------
Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be null and void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such securities for any purpose.

          9.   Preemptive Rights.
               -----------------

          (a)  (i)    If at any time on or prior to the consummation of an
initial Public Offering, the Company wishes to issue any equity securities (whether preferred stock or Common Stock) or any options, warrants or other rights to acquire equity securities or any notes or other securities convertible or exchangeable into equity securities (all such equity securities and other rights and securities, collectively, the "Equity Equivalents") to Bain Fund V,
                                          ------------------
Bain Fund V-B, BCIP and/or BCIP Trust or any of their respective Affiliates (collectively, the "Bain Entities"), the Company shall promptly deliver a notice
                    -------------
of intention to sell (the "Bain Issuance Notice") to each Stockholder (other
                           --------------------
than the Bain Entities) (the "Non-Bain Stockholders") setting forth a
                              ---------------------
description and the number of the Equity Equivalents proposed to be issued to the Bain Entities and the proposed purchase price and terms of sale. Upon receipt of the Bain Issuance Notice, each Non-Bain Stockholder shall have the right to elect to purchase, at the price and on the terms stated in the Bain Issuance Notice, a number of the Equity Equivalents equal to the product of (A) such Non-Bain Stockholder's proportionate ownership (expressed as a fraction) of the aggregate Stockholder Shares held by all Stockholders multiplied by (B) the number of Equity Equivalents proposed to be issued to the Bain Entities (as described in the applicable Bain Issuance Notice). Such election shall be made by the electing Non-Bain Stockholder by written notice to the Company within ten
(10) business days after receipt by such Non-Bain Stockholder of the Bain Issuance Notice (the "Issuance Acceptance Period").
                      --------------------------

          (ii) To the extent an effective election to purchase shall not be received from a Non-Bain Stockholder pursuant to paragraph (a)(i) above in respect of the Equity Equivalents proposed to be issued to the Bain Entities pursuant to the applicable Bain Issuance Notice, the Company may, at its election, during a period of ninety (90) days following the expiration of the applicable Issuance Acceptance Period, issue and sell the remaining Equity Equivalents to be issued and sold to any Bain Entity at a price and upon terms not more favorable to such Bain Entity than those stated in the applicable Bain Issuance Notice (provided that the number of Equity Equivalents to be issued to the Bain Entities in compliance with the foregoing shall not exceed the number of Equity Equivalents proposed to be issued to the Bain Entities (as described in the applicable Bain Issuance Notice) less the number of Equity Equivalents to
                                        ----
be issued to Non-Bain Shareholders pursuant to an effective election to purchase by such Non-Bain Stockholders hereunder). In the event the Company has not sold any Equity Equivalents covered by a Bain Issuance Notice to a Bain Entity, or entered into a binding agreement to sell such Equity Equivalents to a Bain Entity, within such ninety (90) day period, the Company shall not thereafter issue or sell such Equity Equivalents to any Bain Entity without first offering such Equity Equivalents to the Non-Bain Stockholders in the manner provided in paragraph (a)(i) above.

          (b) If a Non-Bain Stockholder gives the Company notice, pursuant to the provisions of this Section 9, that such Non-Bain Stockholder desires to purchase Equity Equivalents offered by the Company, payment therefor shall be made by check or wire transfer of immediately available funds, against delivery of the securities (which securities shall be registered in the name of such Non-Bain Stockholder and shall be issued free and clear of any liens or encumbrances) at the executive offices of the Company at the closing date fixed by the Company for the sale of all such Equity Equivalents (including to any Bain Entity). In the event that the proposed sale is for consideration other than cash, the Non-Bain Stockholders may pay cash in lieu of all (but not part) of such other consideration, in the amount determined reasonably and in good faith by the Board to represent the fair value of such consideration other than cash.

          (c) The preemptive rights contained in this Section 9 shall not apply to (i) the issuance of shares of Equity Equivalents as a stock dividend or upon any subdivision, split or combination of the outstanding shares of Common Stock;
(ii) the issuance of Equity Equivalents upon conversion, exchange or redemption of any outstanding convertible or exchangeable securities; (iii) the issuance of Equity Equivalents upon exercise of any outstanding options or warrants; or (iv) the issuance of Equity Equivalents pursuant to an offering registered under the Securities Act.

          10.  Regulatory Compliance Cooperation.
               ---------------------------------

               (a) Definitions.  For purposes of this Section 10, the following
                   -----------
terms have the following meanings:

          "Applicable Law," with respect to any Person, means all provisions of
           --------------
all laws, statutes, ordinances, rules, regulations, permits, certificates or orders of any governmental authority applicable to such Person or any of its assets of property or to which such Person or any of its assets or property is subject, and all judgments, injunctions, orders and decrees of all courts and arbitrators in proceedings or actions in which such Person is a party or by which it or any of its assets or properties is or may be bound or subject.

          "Regulated Stockholder" shall mean SILLC 1, SILLC 2, SILLC 3 or any
           ---------------------
other Stockholder (i) that is subject to the provisions of Regulation Y of the Board of Governors of the Federal Reserve System, 12 C.F.R. Part 225 (or any successor to such Regulations) and (ii) that holds Stockholder Shares and (iii) that has provided written notice to the Company of its status as a "Regulated Stockholder" hereunder.

          "Regulatory Problem" means any set of facts or circumstance wherein it
           ------------------
has been asserted by any governmental regulatory agency (or a Regulated Stockholder reasonably believes that there is a risk of such assertion) that such Regulated Stockholder is not entitled to acquire, own, hold or control, or exercise any significant right (including the right to vote) with respect to, any Stockholder Shares.

               (b)  Regulatory Matters Generally.
                    ----------------------------

          (i) If a Regulated Stockholder determines that it has a Regulatory Problem, the Company agrees to take all such actions, subject to Applicable Law, as are reasonably requested by such Regulated Stockholder (1) to effectuate and facilitate any Transfer by such Regulated Stockholder of any Stockholder Shares then held by such Regulated Stockholder to any Affiliate of such Regulated Stockholder designated by such Regulated Stockholder (provided such transferee complies with the requirements of Section 4(e)(ii)), and (2) to permit such Regulated Stockholder (or any Affiliate of such Regulated Stockholder) to exchange all or any portion of the voting Stockholder Shares then held by such Person on a share-for-share basis for shares of a class of nonvoting Stockholder Shares, which nonvoting Stockholder Shares shall be identical in all respects to such voting Stockholder Shares, except that such new Stockholder Shares shall be nonvoting and shall be convertible into voting Stockholder Shares on such terms as are requested by such Regulated Stockholder in light of regulatory considerations then prevailing. Such actions may include, without limitation, (x) entering into such additional agreements as are reasonably requested by such Regulated Stockholder to permit any Person(s) designated by such Regulated Stockholder to exercise any voting power which is relinquished by such Regulated Stockholder upon any exchange of voting Stockholder Shares for nonvoting Stockholder Shares, and (y) entering into such additional agreements, adopting such amendment to the charter documents of the Company and taking such additional actions as are reasonably requested by such Regulated Stockholder in order to effectuate the intent of the foregoing.

          (ii) If a Regulated Stockholder has the right or opportunity to acquire any of the Stockholder Shares from the Company, any Stockholder or any other Person (as the result of a preemptive offer, pro rata offer or otherwise),
                                                   --- ----
at such Regulated Stockholder's request the Company will offer to sell (or if the Company is not the seller, to cooperate with the seller and such Regulated Stockholder to permit such seller to sell) non-voting Stockholder Shares on the same terms as would have existed had such Regulated Stockholder acquired the Stockholder Shares so offered and immediately requested their exchange for non-voting Stockholder Shares pursuant to clause (i) above.

          (iii) Each Stockholder agrees to cooperate with the Company in complying with this Section 10, including without limitation, voting to approve amending the Company's Certificate of Incorporation in a manner reasonably requested by the Regulated Stockholder requesting such amendment.

          (iv) The Company agrees not to amend or waive the voting or other provisions of this Agreement or the Company's Certificate of Incorporation if such proposed amendment or waiver would cause any Regulated Stockholder to have a Regulatory Problem, provided that any such Regulated Stockholder notifies the
                      --------
Company that it would have a Regulatory Problem promptly after it has notice of such amendment or waiver.

          11.  Amendment and Waiver.  No modification, amendment or waiver of
               --------------------
any provision of this Agreement shall be effective against the Company or the Stockholders unless such modification, amendment or waiver is approved in writing by, respectively, the Company or the holders of 75% of the Stockholder Shares; provided, that no amendment shall be effective without the consent of
        --------
a Stockholder to the extent that such amendment would adversely affect the rights or obligations of such Stockholder hereunder in any material respect. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. Each Stockholder shall remain a party to this Agreement only so long as such person is the holder of record of Stockholder Shares.

          12.  Severability.  Whenever possible, each provision of this
               ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          13.  Entire Agreement.  Except as otherwise expressly set forth
               ----------------
herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

          14.  Termination.  This Agreement will automatically terminate and be
               -----------
of no further force or effect immediately after the consummation of an Approved Sale.

          15.  Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Stockholders and any subsequent holders of Stockholder Shares and the respective successors, heirs and assigns of each of them, so long as they hold Stockholder Shares.

          16.  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agree ment.

          17.  Remedies.  The parties hereto shall be entitled to enforce their
               --------
rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in his, hers, or its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunc tive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

          18.  Notices.  All notices, demands or other communications to be
               -------
given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered if delivered personally, sent via a nationally recognized overnight courier, or sent via facsimile to the recipient, or if sent by certified or registered mail, return receipt requested, will be deemed to have been given two business days thereafter. Such notices, demands and other communications will be sent to the address indicated below:

          To the Company:
          --------------

               Sealy Corporation
               c/o Sealy, Inc.
               1228 Euclid Avenue
               Cleveland, OH 44115

               Attention: Chief Executive Officer
               Telecopy No.: (216) 522-1976

          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               Bain Capital, Inc.
               Two Copley Place
               Boston, MA 02116
               Attention: Josh Bekenstein and Paul Edgerley
               Telecopy No.: (617) 572-3274

               Kirkland & Ellis
               Citicorp Center
               153 East 53rd Street
               New York, New York  10022
               Attention: Lance C. Balk, Esq.
               Telecopy No.:  (212) 446-4900

          To Zell:
          -------

               Zell/Chilmark Fund, L.P.
               Two North Riverside Plaza
               Suite 1500
               Chicago, IL 60606
               Attention: Rod F. Dammeyer
               Telecopy No.:  (312) 902-1512

          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               Rosenberg & Liebentritt, P.C.
               Two North Riverside Plaza
               Suite 1601
               Chicago, IL 60606
               Attention: Alisa Singer, Esq.
               Telecopy No.:  (312) 454-0335

               Cleary, Gottlieb, Steen & Hamilton
               One Liberty Plaza
               New York, New York 10006
               Attention: William A. Groll, Esq.
               Telecopy No.: (212) 225-3999

          To any Bain Fund:
          ----------------

               Bain Capital, Inc.
               Two Copley Place
               Boston, MA 02116
               Attention: Josh Bekenstein and Paul Edgerley
               Telecopy No.: (617) 572-3274

          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               Kirkland & Ellis
               Citicorp Center
               153 East 53rd Street
               New York, New York  10022
               Attention: Lance C. Balk, Esq.
               Telecopy No.:  (212) 446-4900

          To Harvard:
          ----------

               Harvard Private Capital Holdings, Inc.
               c/o Harvard Management Company, Inc.
               600 Atlantic Avenue, 26th Floor
               Boston, MA 02210
               Attention: Mark Rosen
               Telecopy No.: (617) 523-1063


          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               Ropes & Gray
               One International Place
               Boston, MA 02110
               Attention: Larry Jordan Rowe
               Telecopy No.: (617) 951-7050


          To SILLC 1:
          ----------

               Sealy Investors 1, LLC
               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, MA 02116
               Attention: Josh Bekenstein and Paul Edgerley
               Telecopy No.: (617) 572-3274

               Chase Capital Partners
               380 Madison Avenue
               New York, New York  10017
               Attention:  Jonas Steinman
               Telecopy No.: (212) 622-3101

          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               O'Sullivan Graev & Karabell LLP
               30 Rockefeller Plaza, 24th Floor
               New York, New York  10112
               Attention: Daniel Rayner
               Telecopy No.: (212) 728-5950

          To SILLC 2:
          ----------

               Sealy Investors 2, LLC
               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, MA 02116
               Attention: Josh Bekenstein and Paul Edgerley
               Telecopy No.: (617) 572-3274

               CIBC Wood Gundy Capital
               425 Lexington Avenue
               New York, New York  10017
               Attention:  Jay Levine
               Telecopy No.: (212) 885-4998

          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               O'Sullivan Graev & Karabell LLP
               30 Rockefeller Plaza, 24th Floor
               New York, New York 10112
               Attention: Daniel Rayner
               Telecopy No.: (212) 728-5950

          To SILLC 3:
          ----------

               Sealy Investors 3, LLC
               c/o Bain Capital, Inc.
               Two Copley Place
               Boston, MA 02116
               Attention: Josh Bekenstein and Paul Edgerley
               Telecopy No.: (617) 572-3274

               BancBoston Investments, Inc.
               100 Federal Street
               Mail Stop 01-08-05
               Boston, MA  02110
               Attention:  Brian Gerrity
               Telecopy No.:  (617) 434-4873

          With a copy, which shall not constitute notice, to:
          --------------------------------------------------

               Bingham Dana LLP
               150 Federal Street
               Boston, MA 02110
               Attention: Malcolm Sandilands
               Telecopy No.: (617) 951-8736

or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

          19.  GOVERNING LAW. THE CORPORATE LAW OF THE STATE OF DELAWARE WILL
               -------------
GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          20.  Descriptive Headings.  The descriptive headings of this Agreement
               --------------------
are inserted for convenience only and do not constitute a part of this Agreement.

                               *   *   *   *   *

      IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement as of the date first above written.

                              SEALY CORPORATION


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:


                              BAIN CAPITAL FUND V, L.P.

                              By:  Bain Capital Partners V, L.P.,
                                    its General Partner

                              By:   Bain Capital Investors V, Inc.,
                                    its General Partner


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:


                              BAIN CAPITAL FUND V-B, L.P.

                              By:  Bain Capital Partners V, L.P.,
                                    its General Partner

                              By:   Bain Capital Investors V, Inc.,
                                    its General Partner


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:

CONTINUATION OF SIGNATURES FOR THIS STOCKHOLDERS AGREEMENT:


                              BCIP ASSOCIATES


                              By:
                                    -------------------------------------
                                    A General Partner


                              BCIP TRUST ASSOCIATES, L.P.


                              By:
                                    -------------------------------------
                                    A General Partner


                              HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:


                              SEALY INVESTORS 1, LLC

                              By:   Bain Capital Partners V, L.P.,
                                    its Administrative Member

                              By:   Bain Capital Investors V, Inc.
                                    Its General Partner


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:

CONTINUATION OF SIGNATURES FOR THIS STOCKHOLDERS AGREEMENT:


                              SEALY INVESTORS 2, LLC

                              By:   Bain Capital Partners V, L.P.,
                                    its Administrative Member

                              By:   Bain Capital Investors V, Inc.
                                    Its General Partner


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:


                              SEALY INVESTORS 3, LLC

                              By:   Bain Capital Partners V, L.P.,
                                    its Administrative Member

                              By:   Bain Capital Investors V, Inc.
                                    Its General Partner


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:


                              RANDOLPH STREET PARTNERS II


                              By:
                                    -------------------------------------
                                    A General Partner

CONTINUATION OF SIGNATURES FOR THIS STOCKHOLDERS AGREEMENT:


                              ZELL/CHILMARK FUND, L.P.

                              By:   ZC Limited Partnership, its General Partner

                              By:   ZC Partnership, its General Partner

                              By:   ZC, Inc., a Partner


                              By:
                                    -------------------------------------
                                    Name:
                                    Title:

                                                                       EXHIBIT A
                                                                       ---------

                               FORM OF JOINDER TO
                             STOCKHOLDERS AGREEMENT
                             ----------------------

          THIS JOINDER to the Stockholders Agreement dated as of December 18, 1997 by and among Sealy Corporation, a Delaware corporation (the "Company"), and
                                                                  -------
certain stockholders of the Company (the "Agreement"), is made and entered into
                                          ---------
as of _________ by and between the Company and _________________ ("Holder").
                                                                   ------
Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

          WHEREAS, Holder has acquired certain Stockholder Shares and the Agreement and the Company require Holder, as a holder of such Stockholder Shares, to become a party to the Agreement, and Holder agrees to do so in accordance with the terms hereof.

          NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

          1.   Agreement to be Bound.  Holder hereby agrees that upon execution
               ---------------------
of this Joinder, it shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a [BAIN INVESTOR/HARVARD INVESTOR/SILLC INVESTOR/ZELL HOLDER] and a Stockholder for all purposes thereof. In addition, Holder hereby agrees that all Common Stock held by Holder shall be deemed [BAIN/HARVARD/SILLC/ZELL] Shares and Stockholder Shares for all purposes of the Agreement.

          2.   Successors and Assigns.  Except as otherwise provided herein,
               ----------------------
this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors, heirs and assigns and Holder and any subsequent holders of Stockholder Shares and the respective successors, heirs and assigns of each of them, so long as they hold any Stockholder Shares.

          3.   Counterparts.  This Joinder may be executed in separate
               ------------
counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

          4.   Notices.  For purposes of Section 18 of the Agreement, all
               -------
notices, demands or other communications to the Holder shall be directed to:

                    [Name]
                    [Address]
                    [Facsimile Number]

          5.  GOVERNING LAW.  THE CORPORATE LAW OF DELAWARE SHALL GOVERN ALL
             --------------
ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS JOINDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW

YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

          6.  DESCRIPTIVE HEADINGS.  The descriptive headings of this Joinder
              --------------------
are inserted for convenience only and do not constitute a part of this Joinder.

                               *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.

                              SEALY CORPORATION


                              By:
                                 ----------------------------------
                              Name:
                              Title:


                              [HOLDER]


                              By:
                                 ----------------------------------
                              Name:
                              Title:



                                     - 3 -

                                      -30-